UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        August 10, 2005 (August 9, 2005)

                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  1-14036                        43-1581814
          (Commission File Number) (I.R.S. Employer Identification No.)

               333 West 11th Street, Kansas City, Missouri 64105
              (Address of principal executive offices) (Zip Code)

                                 (816) 435-1000
               Registrant's telephone number, including area code

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

         See attached as Exhibit 99.1 to this Form 8-K a News Release dated August 9, 2005 concerning a revision to the announcement of unaudited financial results for the quarter ended June 30, 2005.

         The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of DST under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of DST, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01  Financial Statements and Exhibits

(c). Exhibits.

Exhibit
Number            Description

99.1              News Release dated August 9, 2005

                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of August, 2005.

                    DST SYSTEMS, INC.

                    By:  /s/ Kenneth V. Hager
                    Name:    Kenneth V. Hager
                    Title:   Vice President, Chief Financial Officer, Treasurer

                                                                  Exhibit 99.1

  DST SYSTEMS, INC. ANNOUNCES REVISION TO SECOND QUARTER 2005 FINANCIAL RESULTS

KANSAS CITY, MO. (August 9, 2005) - DST Systems, Inc. (NYSE: DST) previously announced financial results for the three and six month periods ended June 30, 2005 on July 25, 2005. In that announcement, DST described a $154.4 million gain recorded upon completion of the sale of EquiServe to Computershare Ltd. (AUS:
CPU) on June 17, 2005. In addition, DST described a $34 million charge related to Fairway software, which was recorded as depreciation and amortization expense when the EquiServe transaction was closed. DST has determined that the $34 million of Fairway software should be considered in determining the overall gain on the sale of EquiServe rather than be recorded as depreciation and amortization expense. Under the terms of the acquisition agreement, DST provided a perpetual sourcecode license for Fairway to CPU and agreed to restrict DST's use of the software. Upon the closing of this transaction, Fairway software was redesignated from software that was developed for internal use in the Company's stock transfer business to software that will be for external use, in accordance with SOP 98-1, "Accounting for the Costs of Software Obtained or Developed for Internal Use". As a result, the $34 million Fairway software has now been taken into account in the determination of the $120.4 million pretax gain (the net gain was approximately $70 million after taxes, deferrals and other expenses) from the sale of the EquiServe business during the three and six month periods ended June 30, 2005.

The table below presents the effect of the $34 million reclassification on the consolidated statement of income for the three and six months ended June 30, 2005, as compared to amounts reported in the second quarter earnings release on July 25, 2005 (amounts in millions, except per share amounts):

                                 For the Three Months     For the Six Months
                                 ended June 30, 2005     ended June 30, 2005
                                    As                      As
                                previously     As       previously      As
                                 reported    revised     reported     revised
                                 --------   --------     ---------    --------
  Depreciation and amortization  $  72.4    $  38.4      $  108.2     $  74.2

  Income from operations            48.1       82.1         124.9       158.9

  Gain on sale of business         154.4      120.4         154.4       120.4

  Income before income taxes       286.6      286.6         362.4       362.4
  Net income                       170.3      170.3         219.5       219.5
  Diluted earnings per share     $   2.11   $   2.11     $    2.71    $   2.71

The revision described above only affects the Financial Services Segment. The revision does not change consolidated revenue, pretax income, net income, or basic and diluted earnings per share. The revision does not affect the consolidated balance sheet or net cash provided by operating activities. Attached to this release is a revised condensed consolidated statement of income that reflects this revision.

                                    * * * * *

The information and comments above may include forward-looking statements respecting DST and its businesses. Such information and comments are based on DST's views as of today, and actual actions or results could differ. There could be a number of factors affecting future actions or results, including those set forth in DST's latest periodic financial report (Form 10-K or 10-Q) filed with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking comment. The Company will not update any forward-looking statements in this press release to reflect future events.

                                DST SYSTEMS, INC.
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     (In millions, except per share amounts)
                                   (Unaudited)

                                    For the Three Months     For the Six Months
                                       ended June 30,           ended June 30,
                                      2005       2004           2005      2004
                                    --------   --------      ---------  --------

  Operating revenues                $  469.2   $  425.5      $  906.3   $ 855.5
  Out-of-pocket reimbursements         201.1      167.8         392.3     347.3
                                    --------   --------      ---------  --------
    Total revenues                     670.3      593.3       1,298.6   1,202.8

  Costs and expenses                   549.8      475.1       1,065.5     966.3
  Depreciation and amortization         38.4       38.7          74.2      75.1
                                    --------   --------      ---------  --------

  Income from operations                82.1       79.5         158.9     161.4

  Interest expense                     (18.2)     (13.2)        (34.8)    (26.7)
  Other income, net                     82.3        8.4          90.0      14.9
  Gain on sale of business             120.4                    120.4
  Equity in earnings of
       unconsolidated affiliates        20.0        5.6          27.9      10.7
                                    --------   --------      ---------  --------

  Income before income taxes           286.6       80.3         362.4     160.3
  Income taxes                         116.3       28.5         142.9      56.9
                                    --------   --------      ---------  --------

  Net income                        $  170.3   $   51.8      $  219.5   $ 103.4
                                    ========   ========      =========  ========

  Average common shares outstanding     78.6       84.3          78.5      84.2
  Diluted shares outstanding            80.9       86.8          80.9      86.6

  Basic earnings per share          $    2.17  $    0.61     $    2.79  $   1.23
  Diluted earnings per share        $    2.11  $    0.60     $    2.71  $   1.19

DST Systems, Inc.
333 West 11th Street
Kansas City, MO
64105-1594

Contact:
Thomas A. McDonnell (816) 435-8684
President and Chief Executive Officer
Kenneth V. Hager (816) 435-8603
Vice President and Chief Financial Officer